Exhibit 10.3


                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") dated
                                                             ---------
as of February 10, 2003, is among CARMAX AUTO SUPERSTORES, INC. (the "Borrower"); the other persons or entities which are listed on the signature
 --------
pages hereof as debtors or which from time to time become parties hereto as debtors (collectively, including the Borrower, the "Debtors" and individually
                                                    -------
each a "Debtor"); and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC ("DCSNA"), in
        ------                                                     -----
its capacity as agent for the Lenders referred to below (in such capacity, the "Agent").
 -----

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrower, CarMax, Inc. (the "Company"), various financial
                                                   -------
institutions (the "Lenders") and the Agent have entered into an Amended and
                   -------
Restated Credit Agreement dated as of the date hereof (as amended or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the
                                 ----------------
Lenders have agreed to make extensions of credit to the Borrower;

         WHEREAS, each of the Debtors (other than the Borrower) has executed and delivered a guaranty (as amended or otherwise modified from time to time, the "Guaranty"; for the avoidance of doubt, such term includes the guaranty of the
 --------
Company pursuant to the provisions of Section 14 of the Credit Agreement) of all obligations of the Borrower under the Credit Agreement;

         WHEREAS, the Debtors entered into a Security Agreement dated as of May 17, 2002 (the "Original Security Agreement") to secure their obligations under
               ---------------------------
the Credit Agreement (in the case of the Borrower) and the Guaranty (in the case of the Debtors other than the Borrower); and

         WHEREAS, the obligations of the Borrower under the Credit Agreement and the obligations of each other Debtor under the Guaranty are to be secured pursuant to this Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Borrower under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Security Agreement is hereby amended and restated, and the parties hereto agree, as follows:

         1. Definitions. When used herein, (a) the terms, Account, Chattel
            ------------                                  -------  -------
Paper, Commercial Tort Claim, Deposit Account, Document, General Intangible,
-----  ---------------------  ---------------  --------  ------------------
Instrument and Payment Intangible have the respective meanings assigned thereto
----------     ------------------
in the UCC (as defined below); (b) capitalized terms used but not defined herein are used as defined in the Credit Agreement; and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

         Assignee Deposit Account - see Section 4.
         ------------------------       ---------

         Automobile Inventory means Motor Vehicles, and all accessions,
         --------------------
additions, attachments, improvements, substitutions and replacements thereto and therefor.

         Collateral means, with respect to any Debtor, all property and rights
         ----------
of such Debtor in which a security interest is granted hereunder.

         Collections means all payments and items of payment (including, without
         -----------
limitation, cash and Instruments) that are received by the Debtors from or on behalf of any Obligor in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Receivable or Related Asset, or otherwise applied to repay or discharge any Receivable (including insurance payments that the Debtors apply in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods that were the subject of such Receivable).

         Contracts means, with respect to any Receivable, the agreements
         ---------
(including, without limitation, Chattel Paper and Instruments) between the Debtors and the related Obligors governing the terms and conditions of such Receivable.

         Contributed Receivable means a Receivable contributed by a Debtor to an
         ----------------------
SPE in connection with a Securitization.

         Control Agreement Default means the occurrence of any of the following
         -------------------------
events: (a) any Event of Default or (b) any Unmatured Event of Default under
Section 11.1.1 or 11.1.4 of the Credit Agreement.

         Default means the occurrence of any Event of Default.
         -------

         Intellectual Property means all past, present and future: trade secrets
         ---------------------
and other proprietary information; trademarks, service marks, trade names, business names, designs, logos, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registration which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registration which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

         Liabilities means, as to each Debtor, all obligations (monetary or
         -----------
otherwise) of such Debtor under or in connection with the Credit Agreement, any Note, the Guaranty, any other Loan Document and any other document or instrument executed in connection therewith, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

         Obligor means a Person obligated to make payments on a Receivable.
         -------

         Purchased Receivable means a Receivable purchased by an SPE in a
         --------------------
Securitization.

         Receivable means an Account, Chattel Paper, Document, General
         ----------
Intangible, Instrument or Payment Intangible arising from the sale or lease of Motor Vehicles.

         Related Assets means, with respect to any Receivable: (a) all Contracts
         --------------
that relate to such Receivable; (b) the merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Receivable;
(c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise; (d) all UCC financing statements covering any collateral securing payment of such Receivable; and (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise.

         Returned Goods means all right, title and interest of the Debtors in
         --------------
and to goods and/or merchandise, the sale of which gave rise to Receivables (other than Transferred Receivables), that have been returned to, repossessed by or foreclosed on by any Debtor.

         Subject Receivables means any Receivables, other than Transferred
         -------------------
Receivables and Third Party Sold Receivables.

         Third Party Sold Receivables means Receivables sold by any Debtor to a
         ----------------------------
Person not an SPE or an Affiliate in the ordinary course of business.

         Transferred Receivables means all Purchased Receivables and Contributed
         -----------------------
Receivables.


         UCC means the Uniform Commercial Code as in effect from time to time in
         ---
the State of Michigan; provided that, as used in Section 10 hereof, "UCC" shall
                                                 ----------          ---
mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

         2. Grant of Security Interest. As security for the payment of all
            --------------------------
Liabilities, each Debtor hereby assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders a continuing security interest in, the following, whether now or hereafter existing or acquired:

                  (i) all of such Debtor's Automobile Inventory;

                  (ii) all of such Debtor's Subject Receivables;

                  (iii) all of such Debtor's rights against Manufacturers arising out of the purchase of Automobile Inventory from such Manufacturers;

                  (iv) all of such Debtor's rights to receive payment (whether arising from any sale or other disposition or any collection or distribution) from any Person in connection with such Debtor's transfer of a Receivable to such Person, including, without limitation, all rights to payment pursuant to any agreement pursuant to which such Receivable was transferred to such Person (but excluding any right of such Debtor to receive payments in its capacity as servicer of a Transferred Receivable or of a Contract related to a Transferred Receivable);

                  (v) all Collections received by such Debtor on account of any Subject Receivables; and

                  (vi) all Deposit Accounts into which any payment or Collection on account of any Third Party Sold Receivable is paid, deposited or credited;

                  together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from, and any and all claims and/or insurance payments arising out of the loss, nonconformity or interference with the use of, defects or infringements of rights in, or damage to, any of the foregoing; provided that:

                           (x) the property in which a security interest is
                  granted hereunder shall not include or continue into any Transferred Receivable or Third Party Sold Receivable (or any Related Asset related to such Transferred Receivable or Third Party Sold Receivable);

                           (y) nothing in the foregoing clause (x) shall be
                  deemed to constitute a release by the Agent of: (A) its lien on and security interest in the proceeds received by any Debtor from or on behalf of any SPE or other Person for any sale of Receivables and Related Assets (including, without limitation, cash payments made by an SPE or other Person and any note or other Instrument issued by an SPE or other Person in favor of a Debtor in connection with any such sale), (B) any lien, claim, encumbrance or security interest the Agent may have in Subject Receivables or Collections of Subject Receivables, (C) any lien, claim, encumbrance or security interest the Agent may have as against any interest of a Debtor in Returned Goods, and (D) any other Collateral not constituting Transferred Receivables or Third Party Sold Receivables (or Related Assets related to such Transferred Receivables or Third Party Sold Receivables); and

                           (z) so long as any Ford Restriction exists, the
                  Collateral shall not include, and Kenosha shall be deemed not to have granted a security interest in, any New Motor Vehicle of the Ford, Lincoln or Mercury makes that is held by Kenosha.

         3. Warranties. Each Debtor warrants that as of the date hereof (or as
            ----------
of the date such Debtor becomes a party hereto by delivering a counterpart hereof) and as of each date on which the representations and warranties under the Credit Agreement and the other Loan Documents shall be made: (i) no financing statement (other than any which may have been filed on behalf of the

Agent or in connection with liens expressly permitted by the Credit Agreement ("Permitted Liens")) covering any of the Collateral is on file in any public
  ---------------
office; (ii) such Debtor is and will be the lawful owner of all Collateral in which it has granted a security interest hereunder, free of all liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject such Collateral to the security interest hereunder; (iii) all information with respect to such Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Agent or any Lender is and will be true and correct in all material respects as of the date furnished; (iv) such Debtor's state of incorporation / organization, organizational identification number, chief executive office and principal place of business are as set forth on
Schedule I hereto (and such Debtor has not maintained its chief executive office
----------
and principal place of business at any other location at any time after January 1, 2001); (v) each other location where such Debtor maintains a place of business is set forth on Schedule II hereto; (vi) except as set forth on
                         -----------
Schedule III hereto, such Debtor is not now known and during the five years
------------
preceding the date hereof has not previously been known by any trade name; (vii) except as set forth on Schedule III hereto, during the five years preceding the
                       ------------
date hereof such Debtor has not been known by any legal name different from the one set forth on the signature pages of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization; (viii) such Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or a limited liability company duly formed and validly existing under the laws of the state of its organization;
(ix) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor's corporate or limited liability company powers, have been duly authorized by all necessary corporate or limited liability company action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws or other organizational documents of such Debtor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon such Debtor; (x) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable against such Debtor in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); (xi) such Debtor is in compliance in all material respects with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority; and (xii) each Debtor that owns Motor Vehicles covered by certificates of title is and shall continue to be in the business of selling goods of that kind.

         4. Collections, etc. Until such time during the existence of a Default
            ----------------
as the Agent shall notify such Debtor of the revocation of such power and authority, each Debtor may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Automobile Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement), the cash proceeds of Collateral and other money which constitutes Collateral. The Agent may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Subject Receivables to make payment to the Agent of any amounts due or to become due thereunder (but only if the applicable Debtor shall have failed, within two Business Days after having been requested in writing to do so by the Agent, to notify such parties to make payment of such amounts to the Agent) and enforce collection of any of the Subject Receivables by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

         When any Debtor or any of its Affiliates (or any shareholder, director, officer, employee, agent or those Persons acting for or in concert with such Debtor or an Affiliate of such Debtor) shall receive or otherwise come into possession or control of any monies, checks, notes, drafts or other payment items (each, a "Payment Item") representing the purchase price of any Third
                ------------
Party Sold Receivable sold by such Debtor, then, except as otherwise permitted in a writing signed by the Agent, such Debtor shall, or shall cause such Affiliate or such other Person to, deposit the same in kind in precisely the form in which such Payment Item was received (with all Payment Items endorsed if necessary for collection) into a Deposit Account maintained in the United States of America with respect to which the depositary bank has executed the Control Agreement. Without limiting the foregoing, each Debtor selling any Third Party Sold Receivable shall instruct the purchaser thereof to remit the purchase price for such Receivable into such a Deposit Account. During the existence of a Control Agreement Default, the Agent may issue the Notice (as defined in the Control Agreement) pursuant to the Control Agreement.

         Upon request by the Agent during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and in express trust for the Agent until delivery is made to the Agent. Each Debtor will comply with the terms and conditions of any consent given by the Agent pursuant to the foregoing sentence.

         During the existence of a Default, all items or amounts which are delivered by any Debtor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of such Debtor with a
                               ------------------------
financial institution selected by the Agent over which the Agent has sole dominion and control, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine, and the Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

         At any time that a Default exists, the Agent (or any designee of the Agent) is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

         5. Certificates, Schedules and Reports. Each Debtor will from time to
            -----------------------------------
time, as the Agent may request, deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Agent may reasonably specify. Each Debtor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its Automobile Inventory or other assets which could reasonably be expected to have a Material Adverse Effect, and such notice shall specify the amount of such loss or depreciation.

         6. Agreements of the Debtors. Each Debtor (a) hereby authorizes the
            -------------------------
Agent to file (with or without the signature of such Debtor), and will upon request of the Agent execute, such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably deem necessary or request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) will keep all its Automobile Inventory at, will not change its state of incorporation / organization and will not maintain any place of business at any location other than, its state of incorporation / organization and address(es) shown on Schedules I and II hereto or in such other jurisdiction or at such other
-----------     --
addresses of which such Debtor shall have given the Agent not less than thirty
(30) days' prior written notice; (c) will not change its type of organization from that listed on the financing statements filed on behalf of the Agent or be the subject of any merger or other corporate reorganization unless the applicable Debtor shall have given the Agent not less than thirty (30) days' prior written notice; (d) will keep its records concerning the Subject Receivables in such a manner as will enable the Agent or its designees to determine at any time the status of the Subject Receivables; (e) will furnish the Agent such information concerning such Debtor and the Collateral as the Agent may from time to time reasonably request; (f) will permit the Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Automobile Inventory, and to inspect, audit and make copies of and extracts from all records and other papers in the possession of such Debtor pertaining to the Collateral; (g) will, upon request of the Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper and Instruments constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder; (h) except for the sale or lease of Automobile Inventory in the ordinary course of its business and for dispositions permitted by Section 9.10 of the Credit Agreement, will not sell, lease, assign or create or permit to exist any Lien on any Collateral other than Permitted Liens; (i) will at all times keep all of its Automobile Inventory insured as required by
Section 9.3 of the Credit Agreement and cause all policies covering the Collateral to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Agent may determine), and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent; (j) will take such actions as are reasonably necessary to keep its Automobile Inventory in good repair and condition; (k) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (l) will keep all of the Automobile Inventory in the United States;
(m) will not change its name without providing thirty (30) days' prior written notice to the Agent; (n) if such Debtor has any Commercial Tort Claim against any Manufacturer arising out of the purchase by such Debtor of Automobile Inventory from such Manufacturer, and the amount of such Commercial Tort Claim exceeds $500,000, such Debtor shall provide to the Agent a detailed description of such Commercial Tort Claim and this Agreement shall be amended to include a specific reference (sufficient under Section 9-108 of the UCC) to such Commercial Tort Claim; and (o) acknowledges and agrees that it is not authorized to file any financing statement in favor of the Agent without the prior written consent of the Agent and that it will not do so without the prior written consent of the Agent, subject to such Debtor's rights under Section 9-509(d)(2) of the UCC.

         Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne by the applicable Debtor, and each Debtor shall promptly, upon demand, reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section 6. Notwithstanding the foregoing, the Agent shall have no
     ---------
obligation or liability regarding the Collateral or any thereof by reason of, or arising out of, this Agreement, except to the extent caused by the gross negligence or wilful misconduct of the Agent.

         7. Default. During the existence of a Default, the Agent may exercise
            -------
from time to time any right or remedy available to it under applicable law. Each Debtor agrees, in case of Default, to assemble, at its expense, all its Automobile Inventory that is not then located at one of the inventory locations listed on the inventory detail report most recently delivered pursuant to
Section 9.1.10 of the Credit Agreement and make it available to the Agent at one or more of such locations. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten days before such disposition. Any proceeds of any disposition by the Agent of any of the Collateral may be applied by the Agent to payment of expenses in connection with the Collateral, including Attorney Costs, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect.

         8. License of Intellectual Property. Each Debtor hereby grants to the
            --------------------------------
Agent a non-exclusive and royalty-free right and license to use, during the existence of a Default, all of such Debtor's Intellectual Property throughout the world, solely for the purpose of enabling the Agent to exercise its rights and remedies hereunder including, without limitation, the right to use the Intellectual Property in connection with the disposition or maintenance of Automobile Inventory as the Agent deems necessary or appropriate. The Agent shall have the right to grant sublicenses to others to use the Intellectual Property during the existence of a Default and solely to enable such sublicensees to exercise any rights and remedies of the Agent under this Agreement, provided each such sublicensee agrees to be bound by an agreement similar to the next sentence. The Agent agrees that it will, when exercising its rights under any Intellectual Property license hereunder, comply in all material respects with quality standards and specifications employed by the Debtors in commerce prior to the Initial Closing Date.

         9. Limitation on Duty in Respect of Collateral. Beyond the exercise of
            -------------------------------------------
reasonable care in the custody and preservation thereof, the Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

         To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Debtor acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Debtors, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including, without limitation, any warranties of title, merchantability or fitness for a particular purpose, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral, or to provide to the Agent a guaranteed return from the collection or disposition of Collateral or (l) to the extent deemed appropriate by the Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Debtor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being specifically referred to in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any right to a Debtor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

         10. General. All notices hereunder shall be in writing (including
             -------
facsimile transmission) and shall be sent to the applicable party at its address shown below its signature hereto or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received.

         Each of the Debtors agrees to pay all reasonable expenses, including Attorney Costs, paid or incurred by the Agent or any Lender in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

         No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         This Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Agent or any Lender to any of the Liabilities is or must be rescinded or returned by the Agent or such Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Lender had not been made.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State (except to the extent that perfection, the effect of perfection or nonperfection, or the priority of the security interests granted hereunder may be determined by the UCC of a different jurisdiction). Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         The rights and privileges of the Agent hereunder shall inure to the benefit of its successors and assigns.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

         EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MICHIGAN AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN FOR THE PURPOSE OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH BELOW ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF MICHIGAN. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF EACH DEBTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                  DEBTORS:

                                  CARMAX, INC.



                                  By: /s/ Keith D. Browning
                                     -------------------------------------------
                                  Title:  Executive VP and CFO
                                        ----------------------------------------

                                  Address:
                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

                                  Attention:____________________________________
                                  Telephone:____________________________________
                                  Facsimile:____________________________________


                                  CARMAX AUTO SUPERSTORES, INC.



                                  By: /s/ Keith D. Browning
                                     -------------------------------------------
                                  Title:  Executive VP and CFO
                                        ----------------------------------------

                                  Address:
                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

                                  Attention:____________________________________
                                  Telephone:____________________________________
                                  Facsimile:____________________________________


                                  CARMAX AUTO SUPERSTORES WEST
                                  COAST, INC.



                                  By: /s/ Keith D. Browning
                                     -------------------------------------------
                                  Title:  Chairman, President and CFO
                                        ----------------------------------------

                                  Address:
                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

                                  Attention:____________________________________
                                  Telephone:____________________________________
                                  Facsimile:____________________________________

                                  KENOSHA AUTOMOTIVE, LLC



                                  By: /s/ Keith D. Browning
                                     -------------------------------------------
                                  Title: CFO, Vice President and Treasurer
                                        ----------------------------------------

                                  Address:
                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

                                  Attention:____________________________________
                                  Telephone:____________________________________
                                  Facsimile:____________________________________


                                  CARMAX AUTO MALL, LLC



                                  By: /s/ Keith D. Browning
                                     -------------------------------------------
                                  Title: CFO, Vice President and Treasurer
                                        ----------------------------------------

                                  Address:
                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

                                  Attention:____________________________________
                                  Telephone:____________________________________
                                  Facsimile:____________________________________

                                  CARMAX OF LAUREL, LLC



                                  By: /s/ Keith D. Browning
                                     -------------------------------------------
                                  Title: CFO, Vice President and Treasurer
                                        ----------------------------------------

                                  Address:
                                          --------------------------------------
                                          --------------------------------------
                                          --------------------------------------

                                  Attention:____________________________________
                                  Telephone:____________________________________
                                  Facsimile:____________________________________

                                  AGENT:

                                  DAIMLERCHRYSLER SERVICES NORTH
                                  AMERICA LLC, as Agent



                                  By: /s/ R. D. Knight
                                     -------------------------------------------
                                  Title: Vice President Credit
                                        ----------------------------------------

                                  Address:
                                          27777 Inkster Road
                                          Farmington Hills, Michigan 48334-5362
                                          CIMS 405-23-05
                                          Attention:  Jeff Canizaro
                                          Telephone:  (248) 427-6511
                                          Facsimile:  (248) 427-6550

                                  Signature page for the Amended and Restated
                                  Security Agreement (the "Security
                                  Agreement") dated as of February 10, 2003 among CARMAX AUTO SUPERSTORES, INC., CARMAX, INC. (the "Company"), various subsidiaries of the Company and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as Agent.

                                  The undersigned is executing a counterpart hereof for purposes of becoming a party hereto (and attached to this signature page are supplements to the Schedules to the Security Agreement setting forth all relevant information with respect to the undersigned):


                                  [ADDITIONAL DEBTOR]

                                  By:___________________________________________
                                  Title:________________________________________
                                  Address:

                                  Attention:
                                  Telephone:
                                  Facsimile:

                                  Signature page for the Amended and Restated
                                  Security Agreement (the "Security
                                  Agreement") dated as of February 10, 2003 among CARMAX AUTO SUPERSTORES, INC., CARMAX, INC. (the "Company"), various subsidiaries of the Company and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as Agent.


                                  The undersigned is executing a counterpart hereof as of November 1, 2004 for purposes of becoming a party hereto (and attached to this signature page are supplements to the Schedules to the Security Agreement setting forth all relevant information with respect to the undersigned):

                                  CARMAX AUTO SUPERSTORES TEXAS, LP


                                  By: /s/ Keith D. Browning
                                     ----------------------------------------
                                          Keith D. Browning, Executive Vice
                                          President & Chief Financial Officer

                                  Address:  4900 Cox Road
                                            Glen Allen, Virginia 23060

                                  Attention:  Keith D. Browning
                                  Telephone:  (804) 747-0422
                                  Facsimile:  (804) 967-2978

                                  Signature page for the Amended and Restated
                                  Security Agreement (the "Security
                                  Agreement") dated as of February 10, 2003 among CARMAX AUTO SUPERSTORES, INC., CARMAX, INC. (the "Company"), various subsidiaries of the Company and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as Agent.

                                  The undersigned is executing a counterpart hereof as of November 1, 2004 for purposes of becoming a party hereto (and attached to this signature page are supplements to the Schedules to the Security Agreement setting forth all relevant information with respect to the undersigned):

                                  CARMAX AUTO SUPERSTORES CALIFORNIA, LLC


                                  By: /s/ Keith D. Browning
                                     ----------------------------------------
                                          Keith D. Browning
                                          President & Chief Financial Officer

                                  Address:  4900 Cox Road
                                            Glen Allen, Virginia 23060

                                  Attention:  Keith D. Browning
                                  Telephone:  (804) 747-0422
                                  Facsimile:  (804) 967-2978

                                  Signature page for the Amended and Restated
                                  Security Agreement (the "Security
                                  Agreement") dated as of February 10, 2003 among CARMAX AUTO SUPERSTORES, INC., CARMAX, INC. (the "Company"), various subsidiaries of the Company and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, as Agent.

                                  The undersigned is executing a counterpart hereof as of November 1, 2004 for purposes of becoming a party hereto (and attached to this signature page are supplements to the Schedules to the Security Agreement setting forth all relevant information with respect to the undersigned):

                                  CARMAX BUSINESS SERVICES, LLC


                                  By: /s/ Keith D. Browning
                                     ----------------------------------------
                                          Keith D. Browning, Executive Vice
                                          President & Chief Financial Officer

                                  Address:  4900 Cox Road
                                            Glen Allen, Virginia 23060

                                  Attention:  Keith D. Browning
                                  Telephone:  (804) 747-0422
                                  Facsimile:  (804) 967-2978





                                                    SCHEDULE I
                                   TO AMENDED AND RESTATED SECURITY AGREEMENT


                                  JURISDICTION OF INCORPORATION / ORGANIZATION
                         ORGANIZATIONAL IDENTIFICATION NUMBER / CHIEF EXECUTIVE OFFICES
                         -------------- -------------- ------   ----- --------- -------



-----------------------------------------------------------------------------------------------------------------------
Name of Entity            Jurisdiction of     Organizational ID     Chief Executive Office    Principal Place of
                          Incorporation       Number                                          Business
-----------------------------------------------------------------------------------------------------------------------
CarMax, Inc.              Virginia            0473081-8             4900 Cox Road             4900 Cox Road
                                                                    Glen Allen, VA 23060      Glen Allen, VA 23060

CarMax Auto               Virginia            0074154-6             4900 Cox Road             4900 Cox Road
Superstores, Inc.                                                   Glen Allen, VA 23060      Glen Allen, VA 23060

CarMax Auto               California          C1977320              1131 Central Avenue       1131 Central Avenue
Superstores West                                                    Duarte, CA 91010          Duarte, CA 91010
Coast, Inc.

Kenosha                   Virginia            S031635-8             4900 Cox Road             8200 120th Ave.
Automotive, LLC                                                     Glen Allen, VA 23060      Kenosha, WI 53142

CarMax Auto               Virginia            S031643-2             4900 Cox Road             8200 120th Ave.
Mall, LLC                                                           Glen Allen, VA 23060      Kenosha, WI 53142

CarMax of Laurel, LLC     Virginia            S031548-3             4900 Cox Road             8801 Freestate Drive
                                                                    Glen Allen, VA 23060      Laurel, MD 20723
-----------------------------------------------------------------------------------------------------------------------

                                   JURISDICTION OF INCORPORATION / ORGANIZATION
                          ORGANIZATIONAL IDENTIFICATION NUMBER / CHIEF EXECUTIVE OFFICES*
                          -------------- -------------- ------   ----- --------- -------



-----------------------------------------------------------------------------------------------------------------------
Name of Entity            Jurisdiction of     Organizational ID     Chief Executive Office    Principal Place of
                          Incorporation       Number                                          Business
-----------------------------------------------------------------------------------------------------------------------
CarMax Business           Delaware            DE 3794203            4900 Cox Road             4900 Cox Road
Services, LLC                                                       Glen Allen, VA 23060      Glen Allen, VA 23060

CarMax Auto               California          200412110302          4900 Cox Road             1131 Central Avenue
Superstores California,                                             Glen Allen, VA 23060      Duarte, CA 91010
LLC

CarMax Auto               Texas               800340997             4900 Cox Road             3100 Spur 482
Superstores Texas, LP                                               Glen Allen, VA 23060      Irving, TX 75062
-----------------------------------------------------------------------------------------------------------------------

*supplemental information provided as of November 1, 2004


                                                       I-1

                                   SCHEDULE II
                   TO AMENDED AND RESTATED SECURITY AGREEMENT


                                    ADDRESSES
                                    ---------


CarMax Auto Superstores, Inc.                 2000 Highridge Road
                                              Boynton Beach, FL 33426

                                              2550 Roosevelt Blvd.
                                              Clearwater, FL 33760

                                              7420 State Road 84
                                              Davie, FL 33317

                                              1300 NW 98th Court
                                              Miami, FL 33172

                                              6375 South Semoran Boulevard
                                              Orlando, FL 32822

                                              14920 North Nebraska Avenue
                                              Tampa, FL 33613

                                              1215 Ernest Barrett Parkway
                                              Kennesaw, GA 30144

                                              1975 Beaver Ruin Road
                                              Norcross, GA 30071

                                              3100 Mount Zion Parkway
                                              Stockbridge, GA 30281

                                              101 North Wolf Road
                                              Hillside, IL 60162

                                              3320 Odyssey Court
                                              Naperville, IL 60656

                                              6540 West 95th Street
                                              Oak Lawn, IL 60453

                                              250 East Golf Road
                                              Schaumburg, IL 60173

                                              18800 South Oak Park Avenue
                                              Tinley Park, IL 60477

                                              1370 East 79th Place
                                              Merrillville, IN 46410

                                              8800 Freestate Drive
                                              Laurel, MD 20723

                                              8801 Freestate Drive
                                              Laurel, MD 20723

8949569 01903541
                                      II-1

CarMax Auto Superstores, Inc.                 15931 Frederick Road
(cont'd)                                      Rockville, MD 20855

                                              10201 Philadelphia Road
                                              White Marsh, MD 21162

                                              7700 Krefeld Drive
                                              Charlotte, NC 28227

                                              3412 West Wendover Avenue
                                              Greensboro, NC 27407

                                              10510 Cadillac Street
                                              Pineville, NC 28134

                                              8520 Glenwood Avenue
                                              Raleigh, NC 27612

                                              2800 Laurens Road
                                              Greenville, SC 29607

                                              11225 Parkside Drive
                                              Knoxville, TN 37922

                                              2501 Powell Avenue
                                              Nashville, TN 37204

                                              8400 Anderson Boulevard
                                              Ft. Worth, TX 76120

                                              12715 LBJ Freeway
                                              Garland, TX 75041

                                              13100 Gulf Freeway
                                              Houston, TX 77034

                                              19500 Northwest Freeway
                                              Houston, TX 77065

                                              6909 Southwest Freeway
                                              Houston, TX 77074

                                              16110 North Freeway
                                              Houston, TX 77090

                                              3100 Spur 482
                                              Irving, TX 75062

                                              4448 West Plano Parkway
                                              Plano, TX 75093

                                              3611 Fountainhead Drive
                                              San Antonio, TX 78229

                                              11090 West Broad Street
                                              Glen Allen, VA 23060

CarMax Auto Superstores, Inc.                 45210 Towlern Place
(cont'd)                                      Sterling, VA 20166

                                              8200 120th Avenue
                                              Kenosha, WI 53142

CarMax Auto Superstores West Coast, Inc.      1131 Central Avenue
                                              Duarte, CA 91010

                                              1030 West Manchester Boulevard
                                              Inglewood, CA 90301

                                              1450 Eureka Road
                                              Roseville, CA 95661


                                   ADDRESSES*
                                   ----------


CarMax Business Services, LLC                 4900 Cox Road
                                              Glen Allen, VA 23060

CarMax Auto Superstores California, LLC       1131 Central Avenue
                                              Duarte, CA 91010

CarMax Auto Superstores Texas, LP             3100 Spur 482
                                              Irving, TX 75062


*supplemental information provided as of November 1, 2004

                                  SCHEDULE III
                   TO AMENDED AND RESTATED SECURITY AGREEMENT

                      TRADE NAMES, PRIOR LEGAL NAMES, ETC.


Name of Entity                               Trade Names (for previous 5 years)
--------------------------------------------------------------------------------

CarMax Auto Superstores, Inc.                CarMax Auto Finance
                                             First North American Credit
                                             First North American Credit Corp.

Name of Entity                               Legal Names (for previous 5 years)
--------------------------------------------------------------------------------

CarMax Auto Superstores West Coast, Inc.     C-Max Auto Superstores, Inc.


CarMax Funding Corporation, a Virginia corporation, was merged into CarMax Auto Superstores, Inc. on February 28, 1999.


                                     III-1